FINANCIAL STATEMENTS
UNAUDITED
Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)
For the Period from July 13, 2004 (commencement of operations) to September 30, 2004

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

                        Financial Statements (unaudited)

        For the Period from July 13, 2004 (commencement of operations) to
                               September 30, 2004




                                    CONTENTS

Unaudited Financial Statements

Statement of Assets and Liabilities ..........................................1
Statement of Investments in Securities of Unaffiliated Issuers ...............2
Statement of Investments in Affiliates .......................................3
Statement of Operations.......................................................4
Statement of Changes in Net Assets............................................5
Statement of Cash Flows.......................................................6
Notes to Financial Statements.................................................7








Special Value Opportunities Fund, LLC (the "Company") files the complete schedule of portfolio holdings with the Securities and Exchange Commission
("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Company's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the fund's proxy voting guidelines may be obtained on the SEC's website at www.sec.gov, or by calling the Company's adviser, Tennenbaum Capital Partners, at (310) 566-1000. Collect calls for this purpose are accepted.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

                 Statement of Assets and Liabilities (unaudited)

                               September 30, 2004


                                                                                 COST              FAIR VALUE
                                                                             ----------------------------------
ASSETS
Investments in securities of unaffiliated issuers
 Debt securities                                                             $  89,245,169        $  89,228,109
                                                                             ----------------------------------
Total investments in securities of unaffiliated issuers                         89,245,169           89,228,109

Investments in affiliates
 Debt securities                                                                18,367,807           19,023,773
 Equity securities                                                              16,313,097           18,592,604
                                                                             ----------------------------------
Total investments in affiliates                                                 34,680,904           37,616,377
                                                                             ----------------------------------
Total investments                                                              123,926,073          126,844,486

Cash and cash equivalents                                                                            28,605,440
Receivable for investment securities sold                                                               240,043
Subscriptions receivable for common shares                                                          106,650,000
Accrued interest income                                                                               1,155,432
Prepaid expenses and other assets                                                                       351,516
Deferred debt issuance costs                                                                          7,389,589
                                                                                                  -------------
Total assets                                                                                        271,236,506
                                                                                                  -------------

LIABILITIES
Payable for investment securities purchased                                                           3,145,347
Management and advisory fees payable                                                                  1,481,250
Accrued commitment fees                                                                                 210,222
Directors fees payable                                                                                   33,926
Accrued expenses and other liabilities                                                                2,066,027
                                                                                                  -------------
Total liabilities                                                                                     6,936,772
                                                                                                  -------------

PREFERRED STOCK
Auction Rate Preferred Stock; 9,520 shares authorized, 1,500 shares
issued and outstanding, $25,000/share liquidation value                                              37,500,000
Series S; 1 share authorized, issued, and outstanding,
$1,000/share liquidation value                                                                            1,000
Series Z; 400 shares authorized, issued, and outstanding,
$500/share liquidation value                                                                            200,000
Accumulated dividends to preferred                                                                       45,528

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Composition of Net Assets:
Unlimited shares authorized, $0.001 par value, 7,110 shares issued and
outstanding, 5,953.202 shares subscribed & pending issuance                                                  13
Paid-in capital in excess of par                                                                    230,240,811
Accumulated undistributed net investment loss                                                        (6,860,504)
Accumulated net realized gain on investments                                                            300,001
Accumulated net unrealized gain on investments                                                        2,918,413
Reserve for dividends to Auction Rate preferred                                                         (43,750)
Reserve for dividends to Series Z preferred                                                              (1,778)
                                                                                                  -------------
Net assets applicable to common shareholders                                                        226,553,206
                                                                                                  -------------
Total net assets                                                                                  $ 264,299,734
                                                                                                  =============

Common Stock, NAV per share                                                                       $   17,342.85

See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

   Statement of Investments in Securities of Unaffiliated Issuers (unaudited)

                               September 30, 2004

         Showing Percentage of Total Cash and Securities of the Company

                                                                                                                    PERCENT
                                                                                                                       OF
                                                                                 PRINCIPAL            FAIR          CASH AND
SECURITY                                                                           AMOUNT            VALUE         SECURITIES
-----------------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES (57.40%)
------------------------
BANK DEBT (18.62%) (1)
TELECOMMUNICATIONS (18.76%)
Integra Telecom, Inc. 1st Lien Senior Secured Term Loan,
LIBOR + 7% Cash + 2% PIK, due 9/14/09
  (Acquired 9/20/04, Cost $28,795,593)                                         $  29,232,236     $  29,159,156         18.76%

DIVERSIFIED/CONGLOMERATE MANUFACTURING (-0.14%)
Foster Wheeler Corp. Letters of Credit, 5.625% to 7.5%, due 4/30/05(2)
  (Acquired 7/15/04, Cost ($240,043))                                          $  17,333,258          (216,666)        -0.14%

CORPORATE FIXED INCOME SECURITIES (26.39%)
DIVERSIFIED/CONGLOMERATE MANUFACTURING (17.38%)
International Wire Group Notes, due 6/1/05 (non-performing)(3)                 $   7,130,000         5,276,200          3.39%
International Wire Group Series B Notes, due 6/1/05, (non-performing)(3)       $  11,475,000         8,491,500          5.46%
Mastec, Inc. Senior Sub. Notes, 7.75%, due 2/1/08                              $  14,644,000        13,252,820          8.53%
                                                                                                 -------------
TOTAL DIVERSIFIED/CONGLOMERATE MANUFACTURING                                                        27,020,520

LEISURE, AMUSEMENT, MOTION PICTURES AND ENTERTAINMENT (9.01%)
Bally Total Fitness Holdings, Inc. Senior Sub. Notes, 9.875%, due 10/15/07     $  17,397,000        14,004,585          9.01%

GOVERNMENT SECURITIES (12.39%)
United States Government Treasury Bill, 1.585%, due 12/09/04(4)
   (Acquired 9/29/04, Cost $19,260,514)                                        $  19,319,000        19,260,514         12.39%
                                                                                                 -------------
TOTAL DEBT SECURITIES OF UNAFFILIATED ISSUERS (COST $89,245,169)                                    89,228,109
                                                                                                 -------------

CASH AND CASH EQUIVALENTS (18.40%)
----------------------------------
United States Government Treasury Bill, 1.365%, due 10/07/04                   $  23,006,000        22,999,559         14.79%
Wells Fargo Bank Overnight REPO                                                $   5,547,311         5,547,311          3.57%
Cash Held on Account at Various Institutions                                   $      58,570            58,570          0.04%
                                                                                                 -------------
TOTAL CASH AND CASH EQUIVALENTS(5)                                                                  28,605,440
                                                                                                 -------------

TOTAL CASH AND INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS                                 $ 117,833,549         75.80%
                                                                                                 =============

Notes to Statement of Investments in Securities of Unaffiliated Issuers:

(1) Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(2) Unfunded commitments purchased at a discount to par are valued at the discount in effect as of September 30, 2004. The stated range of rates reflect the fees in effect as of September 30, 2004 on various Standby Performance and Standby Financial Letters of Credit issued, but unfunded as of such date. Stated rates do not include additional fees on unissued portions of the total principle commitment. The unfunded commitment is collateralized by U.S. Treasuries.

(3) Non-income producing security.

(4) Securities pledged as collateral to secure Foster Wheeler Corp. Letters of Credit.

(5) Amount does not include $106.6 million of subscriptions receivable that was received in its entirety during the week of November 15, 2004.

Aggregate purchases and aggregate sales of investment securities of unaffiliated issuers, other than Government securities, totaled $91,363,466 and $21,680,652, respectively.

Aggregate unrealized gains and aggregate unrealized losses on investments in securities of unaffiliated issuers totaled $386,940 and $404,000, respectively.

The total value of restricted securities of unaffiliated issuers as of September 30, 2004, was $28,942,490, or 18.62% of total cash and investments of the Company.

See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

              Statement of Investments in Affiliates(1) (unaudited)

                               September 30, 2004

         Showing Percentage of Total Cash and Securities of the Company


                                                                                                                    PERCENT
                                                                                                                       OF
                                                                                 PRINCIPAL            FAIR          CASH AND
SECURITY                                                                           AMOUNT            VALUE         SECURITIES
-----------------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES (12.24%)
------------------------
BANK DEBT (12.24%) (2)
DIVERSIFIED/CONGLOMERATE MANUFACTURING (12.24%)
Intentia International AB Secured Notes, LIBOR + 9%, due 9/14/09
  (Acquired 9/13/04, Cost $18,367,807) - (Sweden)                              $  18,835,419        19,023,773         12.24%
                                                                                                 -------------
TOTAL DEBT SECURITIES OF AFFILIATES (COST $18,367,807)                                              19,023,773
                                                                                                 -------------

COMMON STOCK (11.96%)
---------------------
DIVERSIFIED/CONGLOMERATE MANUFACTURING (11.96%)
Intentia International AB Series A Common
  (Acquired 9/13/04, Cost $436,499) - (Sweden)(3),(4),(5),(6)                        359,893           497,493          0.32%
Intentia International AB Series B Common
  (Acquired 9/13/04, Cost $15,876,598) - (Sweden)(3),(4),(5),(6)                  13,090,237        18,095,111         11.64%
                                                                                                 -------------
TOTAL COMMON STOCK OF AFFILIATES (COST $16,313,097)                                                 18,592,604
                                                                                                 -------------

TOTAL INVESTMENTS IN SECURITIES OF AFFILIATED ISSUERS                                            $  37,616,377         24.20%
                                                                                                 =============


Notes to Statement of Investments in Affiliates:

(1) The issuer of the securities listed on this schedule is considered an affiliate under the Investment Company Act of 1940 due to the ownership by the Company of more than 5% of the issuer's voting securities.

(2) Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(3) Investment is not a controlling position.

(4) Foreign securities regulations temporarily restrict the sale of this security due to membership on the Board of Directors of the issuer by an affiliate of the Company.

(5) Denominated in Swedish Kroner, and converted to US Dollars.

(6) Non-income producing security.

Aggregate purchases and aggregate sales of investment securities of affiliated issuers, other than Government securities, totaled $34,677,630 and zero, respectively.

Aggregate unrealized gains and aggregate unrealized losses on investments in securities of affiliated issuers totaled $2,935,473 and zero, respectively.

The total value of restricted securities of affiliated issuers as of September 30, 2004, was $37,616,377, or 24.20% of total cash and investments of the Company.

See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

                       Statement of Operations (unaudited)

        For the Period from July 13, 2004 (commencement of operations) to
                               September 30, 2004


INVESTMENT INCOME:
 Interest income from investments in securities of unaffiliated issuers       $    832,862
 Interest income from investments in affiliates                                    102,483
 Income from original issue discount                                                 5,114
                                                                              ------------
Total interest and related investment income                                       940,459
                                                                              ------------

OPERATING EXPENSES:
 Management and advisory fees                                                    3,851,250
 Organization Costs                                                              2,810,130
 Credit enhancement fees                                                           332,667
 Commitment fees                                                                   210,222
 Amortization of deferred debt issuance costs                                      205,411
 Insurance expense                                                                  97,555
 Legal fees, professional fees and due diligence expenses                           57,216
 Director fees                                                                      33,926
 Other operating expenses                                                          108,956
                                                                              ------------
Total expenses                                                                   7,707,333
                                                                              ------------

NET INVESTMENT LOSS                                                             (6,766,874)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS Net realized gain on investments:
 Proceeds from sales and maturities                                             21,680,652
 Cost on investments sold, matured or exercised                                 21,380,651
                                                                              ------------
Net realized gain on investments                                                   300,001

Change in net unrealized gain:
 Net unrealized gain, beginning of period                                               --
 Net unrealized gain, end of period                                              2,918,413
                                                                              ------------
Net change in unrealized gain on investments                                     2,918,413
                                                                              ------------
Net realized and unrealized gain on investments                                  3,218,414
                                                                              ------------

                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $ (3,548,460)
                                                                              ============

See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

                 Statement of Changes in Net Assets (unaudited)

        For the Period from July 13, 2004 (commencement of operations) to
                               September 30, 2004

Total common shareholder committed capital                                 $ 711,000,000
                                                                           =============


Net assets applicable to common shareholders, July 13, 2004                $          --

 Common shareholder contributions                                            248,850,000
 Equity placement and offering costs charged to paid-in capital              (18,609,176)
                                                                           -------------
 Common shareholder contributions, net                                       230,240,824

 Net investment loss                                                          (6,766,874)
 Net realized gain on investments                                                300,001
 Net change in unrealized gain on investments                                  2,918,413
                                                                           -------------
 Net decrease in net assets resulting from operations                         (3,548,460)

 Dividends paid to Auction Rate preferred shareholders                           (93,630)
 Accumulated undistributed dividends on Auction Rate Preferred Stock             (43,750)
 Accumulated undistributed dividends on Series Z Preferred Stock                  (1,778)
                                                                           -------------
 Net decrease in common shareholders' capital resulting from                  (3,687,618)
 operations

                                                                           -------------
Net assets applicable to common shareholders, September 30, 2004           $ 226,553,206
                                                                           =============


See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

                       Statement of Cash Flows (unaudited)

        For the Period from July 13, 2004 (commencement of operations) to
                               September 30, 2004

OPERATING ACTIVITIES
Net decrease in net assets resulting from operations                             $  (3,548,460)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
   Net realized gain on investments                                                   (300,001)
   Net change in unrealized gain on investments                                     (2,918,413)
   Income from original issue discount                                                  (5,114)
   Amortization of debt issuance costs                                                 205,411
   Changes in assets and liabilities:
     Purchases of investment securities                                           (145,301,610)
     Proceeds from sales, maturities and paydowns of investment securities          21,680,652
     Increase in deferred debt issuance costs                                       (7,595,000)
     Increase in prepaid expenses and other assets                                    (351,516)
     Increase in accrued interest income                                            (1,155,432)
     Increase in receivable for investment securities sold                            (240,043)
     Increase in payable for investment securities purchasd                          3,145,347
     Increase in management and advisory fees payable                                1,481,250
     Increase in accrued commitment fees                                               210,222
     Increase in directors fees payable                                                 33,926
     Increase in accrued expenses and other liabilities                              2,066,027
                                                                                 -------------
Net cash used in operating activities                                             (132,592,754)
                                                                                 -------------

FINANCING ACTIVITIES
Proceeds from issuance of common shares                                            142,200,000
Payments for equity placement and offering costs                                   (18,609,176)
Proceeds from issuance of preferred shares (Auction Rate Preferred)                 37,500,000
Proceeds from issuance of preferred shares (Series S & Series Z)                       201,000
Dividends Paid on Auction Rate preferred shares                                        (93,630)
                                                                                 -------------
Net cash provided by financing activities                                          161,198,194
                                                                                 -------------

Net increase in cash and cash equivalents                                           28,605,440
Cash and cash equivalents at beginning of period                                            --
                                                                                 -------------
Cash and cash equivalents at end of period                                       $  28,605,440
                                                                                 =============


See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

                    Notes to Financial Statements (unaudited)

                               September 30, 2004

1. ORGANIZATION AND NATURE OF OPERATIONS

Special Value Opportunities Fund, LLC ("the Company"), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940. The Company has elected to be treated as a regulated investment company ("RIC") for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004. Investment operations commenced on July 13, 2004. The Company received initial funding on July 13, 2004 and was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.

Tennenbaum Capital Partners, LLC ("TCP") serves as the Investment Manager of the Company. In addition, Babson Capital Management LLC will serve as Co-Manager. TCP is controlled and managed by Tennenbaum & Co., LLC (Tennenbaum & Co.) and certain affiliates. The Company, TCP, Tennenbaum & Co., their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, who sets the broad policies for the Company. The Board of Directors consists of four persons, three of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company's Directors. The remaining Directors of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

2. COMPANY STRUCTURE

Total maximum capitalization of the Company is $1.422 billion, consisting of $711 million of capital committed by investors to purchase the Company's common shares, $238 million of Money Market preferred shares, $473 million under a Senior Secured Revolving Credit Facility (the "Senior Facility"), $200,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 8). The contributed investor capital, Money Market preferred shares and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company. Substantially all of these investments will be included in the collateral for the Senior Facility and are available to pay certain fees and expenses of the Company incurred in connection with its organization and capitalization. At September 30, 2004, there were no amounts outstanding under the Senior Facility.

Credit enhancement with respect to the Money Market Preferred Shares and Senior Facility will be provided by a AAA/Aaa rated monoline insurer ("the Insurer") through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer. Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the Money Market preferred shares and amounts drawn under the Senior Facility. The cost of the surety polices is 0.20% for unutilized portions of the Money Market preferred shares and the Senior Facility and 0.40% for the outstanding portions of those sources of capital.

INVESTOR CAPITAL

Investors have committed to purchase $711 million of the Company's common shares over a two year period on dates specified by the Company. On July 13, 2004, each investor contributed 20% of its capital commitment to purchase common shares. The Company called an additional 15% of the common share commitment which was received by the Company during the week of November 15, 2004. The Company expects to call and receive the remaining 65% of the common share commitments by July 12, 2006.

MONEY MARKET PREFERRED CAPITAL

On September 30, 2004, the Company had 1,500 shares of Auction Rate Money Market preferred stock ("APS") issued and outstanding with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined by auction at periodic intervals and were 1.75% per annum as of September 30, 2004. The auction agent receives a fee from the Company for its services in connection with such auctions and compensates broker-dealers at an annual rate of 0.25% of the purchase price of the shares of the APS that are issued and outstanding. The Company has entered into an agreement with a major broker-dealer to underwrite initial issuances of the APS for a two year period based on an agreed upon drawdown schedule and subject to certain criteria. On October 20, 2004, the Company issued an additional 1,400 shares of APS and had an aggregate of $72.5 million of Auction Rate Money Market Preferred Stock outstanding as of such date.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying unaudited financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). In the opinion of the Investment Manager, the unaudited financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of September 30, 2004, and the results of its operations, changes in net assets and cash flows for the period ended September 30, 2004. The results of operations for the period ended September 30, 2004, are not necessarily indicative of the operating results to be expected for a full year. The following is a summary of the significant accounting policies of the Company.

INVESTMENT VALUATION

Management values investments held by the Company based upon the principles and methods of valuation set forth in policies adopted by the Company's Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the APS.

Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service, by using the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker dealers. At September 30, 2004, all investments were valued based on prices from a nationally recognized exchange or nationally recognized third-party pricing service.

Investments not listed on a recognized exchange or priced by an approved source ("Unquoted Investments") are valued as follows in order to be included as permitted collateral in the borrowing base of the Senior Facility:

a) for semi-liquid investment positions with a value of $35 million or greater but less than $70 million, the most recent quote provided by an approved investment banking firm;

b) for semi-liquid investment positions with a value greater than $70 million, the most recent valuation provided by an approved third-party appraisal;

c) for illiquid investment positions with a value of $35 million or greater, the most recent valuation provided by an approved third-party appraisal; and

d) However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Company.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors. Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Company's assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager's valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses three methods to fair value securities:

(i) Cost Method. The cost method is based on the original cost of the securities to the Company. This method is generally used in the early stages of a portfolio company's development until significant positive or negative events occur subsequent to the date of the original investment by the Company in such company that dictate a change to another valuation method.

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company's securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company's securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

INVESTMENT TRANSACTIONS

The Company records investment transactions on the trade date for public securities transactions or closing date for private securities transactions. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of securities sold.

CASH AND CASH EQUIVALENTS

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, it is the Company's policy that its custodian takes possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

INVESTMENTS IN FOREIGN SECURITIES

The Company invests in securities traded in foreign countries and denominated in foreign currencies. At September 30, 2004 investments denominated in foreign currencies totaled approximately 7.04% of the Company's net assets. All such open positions are converted at the closing rate in effect on September 30, 2004 and reported in U.S. dollars. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S dollars on the respective dates of such transactions. As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. The Company does not isolate that portion of the results of operations resulting from changes in currency exchange rates, from the fluctuations arising from changes in the market prices of investments held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

DEBT ISSUANCE COSTS

Costs of $7.6 million were incurred in connection with placing the Company's Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Company's operations.

EQUITY PLACEMENT AND OFFERING COSTS

Placement costs for the Company's equity and APS capital were $14.0 million and $3.6 million, respectively. Offering costs of $1.0 million were charged to paid-in capital.

ORGANIZATION COSTS

Organization costs of $2.8 million were incurred in connection with the formation of the Company and expensed to operations.

PURCHASE DISCOUNTS

The majority of the Fund's high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and due to general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and records a noncash income accrual to the statement of operations. The Company considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes that because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

DIVIDENDS TO SHAREHOLDERS

Dividends and distributions to common shareholders are recorded on the record date. The amount to be paid out as a dividend is determined by the Board of Directors and is generally based upon the taxable earnings estimated by the Investment Manager. Net realized capital gains are distributed at least annually.

INCOME TAXES

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. In accordance with Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, book and tax basis differences relating to shareholder distributions and other permanent book and tax differences are reclassified to paid-in capital. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

USE OF ESTIMATES

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

4. ALLOCATIONS AND DISTRIBUTIONS

SVOF/MM, LLC (the "Special Member") holds the Series S preferred stock (see Note 8 below) and is entitled to distributions declared thereon in the amounts and at the times described below. As set forth in the Operating Agreement, distributions made to common and Series S preferred shareholders with respect to any accounting period are determined as follows:

a) First, 100% to the common shareholders based on their respective proportionate capital contributions as of the end of such accounting period until the amount distributed to each common shareholder, together with amounts previously distributed to such shareholder, equals an 8% annual weighted average return on undistributed capital attributable to the common shares.

b) Then, 100% to the Special Member as the holder of the Series S preferred stock until the amount distributed to the Special Member equals 25% of all amounts previously distributed to the common shareholders pursuant to clause
    (a) above; and

c) All remaining amounts: (i) 80% to the common shareholders based on their proportionate capital contributions as of the end of such accounting period and (ii) 20% to the Special Member as the holder of the Series S preferred stock.

The timing of distributions of capital is determined by the Board of Directors. If the Company liquidated all assets at September 30, 2004, the Series S shareholders would receive no distribution in excess of its liquidation preference.

5. MANAGEMENT FEES AND OTHER EXPENSES

Pursuant to the advisory agreement, the Investment Manager is entitled to receive an annual management and advisory fee equal to 1.25% of sum of the total common commitments, money market preferred stock and debt potentially issuable in respect of such common commitments, payable monthly in arrears. For purposes of computing the management fee, total committed capital is $1.422 billion consisting of $711 million of capital committed by investors to purchase the Company's common shares, $238 million of Money Market preferred shares and $473 million of debt.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers' and finders' fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

6. SENIOR SECURED REVOLVING CREDIT FACILITY

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility ("Senior Facility"). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $473 million ("Total Maximum Commitment"), subject to certain draw down criteria. Amounts drawn under the Senior Facility may be repaid, in whole or in part, at the election of the Company, and redrawn subject to the draw down criteria. The Senior Facility matures July 13, 2012, subject to extension by the lenders at the request of the Company for one 12-month period.

Advances under the Senior Facility bear interest, at the issuer's option, at either (i) the Eurodollar Rate or Commercial Paper Rate for interest periods of one, two, three, or six months plus 0.43% per annum; or (ii) the higher of; (x) a reference bank rate in effect from time to time, and (y) the "Federal Funds Effective Rate," plus 0.50% per annum. Additionally, advances under the swingline facility will bear interest at the LIBOR Market Index Rate plus 0.43% per annum. Interest payments vary from monthly to quarterly based on the nature of the advance.

In addition to amounts due on outstanding debt, the Senior Facility accrues fees of 0.20% per annum for the first 550 days following the inception of the Company, and 0.30% thereafter, on the difference between the Total Maximum Commitment and the outstanding balance on the Senior Facility, provided that certain minimum borrowing amounts are achieved based on the table below. In the event the minimum borrowing amounts are not met or exceeded during the respective fee periods, the fees will accrue at 0.43% per annum on the Minimum Borrowing Amount as defined in the table below, in addition to 0.20% per annum for the first 550 days following the inception of the Company, and 0.30% thereafter on the difference between the Total Maximum Commitment and the Minimum Borrowing Amount.


                                                 MINIMUM
PERIOD                                           BORROWING AMOUNT
---------------------------------------------    -------------------------------
From   Closing  Date  to  End  of  Month  10     0% of Total Maximum Commitment
following the Closing Date

From  Beginning  of Month 11 to End of Month     15% of Total Maximum Commitment
15 following the Closing Date

From  Beginning  of Month 16 to End of Month     30% of Total Maximum Commitment
20 following the Closing Date

From  Beginning  of Month 21 to End of Month     40% of Total Maximum Commitment
24 following the Closing Date

From Beginning of Month 25 to Maturity           75% of Total Maximum Commitment

7. COMMITMENTS, CONCENTRATION OF CREDIT RISK AND OFF-BALANCE SHEET RISK

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major security exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company's securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers and the Company's custodian. These activities may expose the Company to risk in the event brokers and dealers are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

8. PREFERRED CAPITAL

In addition to the Auction Rate Money Market Preferred capital described in Note 2, the Company has one Series S preferred share and 400 Series Z preferred shares issued and outstanding.

SERIES S PREFERRED SHARE

The Company issued one share of its Series S Preferred shares to the Special Member, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. The Special Member is controlled by the Investment Manager and owned substantially entirely by the Investment Manager, certain affiliates and Babson Capital Management LLC. The Series S preferred share pays dividends as described in Note 4 above. The Series S preferred share ranks on par with the Money Market preferred shares and Series Z preferred shares and votes with them as a single class. The Series S preferred share is redeemable at liquidation preference at any time if the investment advisory agreement with TCP is terminated for any reason.

SERIES Z PREFERRED SHARES

The Company issued 400 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of liquidation preference. The Series Z preferred shares rank on par with the Money Market preferred shares and the Series S preferred share with respect to the payment of dividends and distribution of amounts on liquidation, and will vote with the Money Market preferred shares and Series S preferred share on matters submitted to a vote of holders of preferred shares of the Company. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

9. SHAREHOLDER'S CAPITAL

Sales and subscriptions of common stock to the Company's investors for the period ending September 30, 2004 were as follows:

   =============================================================================
                                                      Period from July 13, 2004
                                                    (commencement of operations)
                                                        to September 30, 2004
   -----------------------------------------------------------------------------
   Number of Common Shares issued & subscribed                          13,063
   Gross Proceeds                                                 $142,200,000
   Offering Costs                                                    ($970,000)
   Equity Placement Costs                                         ($14,069,000)
   APS Placement Costs                                             ($3,570,000)
   Net Proceeds                                                   $123,591,000
   Subscription Proceeds Receivable                               $106,650,000
   -----------------------------------------------------------------------------
   Contributions Received & Receivable                            $230,241,000
   =============================================================================

A common stock subscription receivable of $106.7 million was recorded at September 30, 2004. The common stock subscription receivable represented 15% of the common share commitment. The common stock subscription receivable at September 30, 2004 was received in its entirety by the Company during the week of November 15, 2004 prior to the issuance of the quarterly financial statements.

10. FINANCIAL HIGHLIGHTS

                                                              PERIOD FROM
                                                              JULY 13, 2004
                                                              (COMMENCEMENT OF
                                                              OPERATIONS) TO
                                                              SEPTEMBER 30, 2004
                                                              ------------------
Net asset value, beginning of period                                       --
     Net investment loss                                         $ (6,766,874)
     Net realized gains                                          $    300,001
     Net change in unrealized appreciation                       $  2,918,413
                                                                 ------------
     Net decrease in net assets resulting from operations        $ (3,548,460)
Net decrease in net assets from shareholder distributions
  to Auction Rate Money Market preferred shareholders            $    (93,630)
Net increase in net assets from capital share transactions       $267,941,824
                                                                 ------------
Net asset value, end of period                                   $264,299,734
                                                                 ============

PER COMMON SHARE:
Net asset value, beginning of period                             $  17,382.68
     Net investment loss                                         $    (951.74)
     Net realized gains                                          $      42.19
     Net change in unrealized appreciation                       $     882.89
                                                                 ------------
     Net decrease in net assets resulting from operations        $     (26.66)
Net decrease in net assets from shareholder distributions
  to Auction Rate Money Market preferred shareholders            $     (13.17)
                                                                 ------------
Net asset value, end of period                                   $  17,342.85
                                                                 ============

Period return to common shareholders                                    (5.04%)

RATIOS AND SUPPLEMENTAL DATA:
Ending net assets                                                $264,299,734
Ending net assets attributable to common shareholders            $226,553,206
Common shares outstanding at end of period                              7,110
Common shares subscribed                                                5,953
Total expenses/average net assets                                        4.89%
Net investment income/average net assets                                (4.30%)
Portfolio turnover rate                                                 47.92%